SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 13, 2011
ALKERMES, INC.
(Exact Name of Registrant as Specified in its Charter)

PENNSYLVANIA (State or Other Jurisdiction of Incorporation)	1-14131 (Commission File Number)	23-2472830 (I.R.S. Employer Identification No.)

852 Winter Street Waltham, Massachusetts (Address of principal executive offices)	02451 (Zip Code)
Registrant’s telephone number, including area code: (781) 609-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-99.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On January 13, 2011, based on the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors (the “Board”) of Alkermes, Inc. (the “Company”) increased the size of the Board from nine to ten directors and, to fill the newly-created vacancy, elected Wendy L. Dixon, Ph.D. as a director to serve until the next annual meeting of shareholders of the Company. Dr. Dixon has not been elected to any committees of the Board.
     As a director of the Company, Dr. Dixon is entitled to the compensation that the Company pays its non-employee directors as disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on July 29, 2010. For instance, in connection with Dr. Dixon’s election to the Board and pursuant to the Company’s 2008 Stock Option and Incentive Plan, Dr. Dixon received an automatic award of a non-qualified stock option to purchase 35,000 shares of Company common stock at $12.62 per share, which was the closing price of the Company’s common stock on the NASDAQ Global Select Market on January 13, 2011 (the “Grant Date”). The option will vest in full six (6) months following the Grant Date and will be governed by the terms and conditions of the Company’s 2008 Stock Option and Incentive Plan and Stock Option Award Certificate for awards to non-employee directors under such plan.
     Also on January 13, 2011, the Company and Dr. Dixon entered into an Indemnification Agreement (the “Indemnification Agreement”). The Indemnification Agreement contains the same terms and conditions as those contained in the Company’s form of indemnification agreement previously entered into with each of the other members of the Board.
     The foregoing descriptions of the 2008 Stock Option and Incentive Plan, Stock Option Award Certificate and Indemnification Agreement referenced above are summaries of the terms of such documents and do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which have been filed as exhibits to reports the Company has filed with the Securities and Exchange Commission.

Item 7.01	Regulation FD Disclosure.
     On January 18, 2011, the Company issued a press release, a copy of which is being furnished as Exhibit 99.1 to this Report on Form 8-K.
     The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits:
99.1	Press Release issued by the Company on January 18, 2011, furnished herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES, INC.
Date: January 18, 2011	By:	/s/ James M. Frates
James M. Frates
Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by the Company on January 18, 2011, furnished herewith.